EXHIBIT 10.39

           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


      THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 31, 1997 (the "AMENDMENT") is made by and among F.I.R.C., Inc., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (each individually a "BANK" and collectively, the "BANKS"), and NationsBank of Texas, N.A. (in its individual capacity, "NATIONSBANK") as agent for the Banks (in such capacity, the "AGENT"). Capitalized terms used herein which are not otherwise defined shall have the same meaning herein as in the Credit Agreement referred to below.

                                  WITNESSETH:

      WHEREAS, the Borrower, the Banks, and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of October 30, 1996 (as amended hereby, the "CREDIT AGREEMENT");

      WHEREAS, the Borrower uses the proceeds of Advances under the Credit Agreement to purchase Receivables from First Investors pursuant to the Purchase Agreement;

      WHEREAS, First Investors and the Borrower have requested, and the Banks have agreed, that the source of Receivables purchased by First Investors for sale to the Borrower be diversified from First Investor's existing base of automobile dealers to include Farragut Financial Corporation, a wholly-owned subsidiary of First Investors ("FFC") and that the Credit Agreement be amended to reflect such agreement as is more fully set forth hereinbelow;

      WHEREAS, FFC will conduct a refinancing program (the "REFINANCING PROGRAM") wherein Auto Refinance Source, Inc. ("ARSI") will solicit loans on behalf of FFC for refinancing through direct mailings to customers which have recently financed automobiles;

      WHEREAS, ARSI will assign any loans generated under the Refinancing Program to FFC, which will assign the same to First Investors;

      WHEREAS, to the extent that First Investors sells its rights in such loans to the Borrower pursuant to the terms and conditions of the Purchase Agreement, the proceeds of Advances for such purchase by the Borrower will be transferred from First Investors to FFC to the original lenders to refinance such loans;

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Banks and the Agent hereby agree as follows:

      1.    AMENDMENTS TO CREDIT AGREEMENT.

            (a) Section 1.01 of the Credit Agreement is hereby amended by deleting subsection (r) of the definition "Eligible Receivables" and substituting in lieu thereof the following subsection (r):

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                  (r) (i) it would constitute an "Eligible Receivable" under the
            Enterprise Agreement (excluding, however, clauses (c), (e), (g),
            (h), (x) and (aa) of the definition of Eligible Receivable as set forth in such agreement) and (ii) conforms to the representations made by FIARC in Section 3.1 of Article III of the Enterprise Agreement; PROVIDED, HOWEVER, that clause (i) of this subsection (r) shall not be applicable to any Receivable generated under any Originator Agreement between First Investors and Farragut Financial Corporation, a wholly-owned subsidiary of First Investors, until July 31, 1997.

            (b) Section 1.01 of the Credit Agreement is hereby further amended by deleting subsection (ab) of the definition "Eligible Receivables" and substituting in lieu thereof the following subsection (ab):

                  (ab) which was originated by an Originator approved by First
            Investors and which Originator is subject to an Originator Agreement providing for the bona fide sale of such Receivable in the ordinary course of such Originator's business and which if acquired by First Investors pursuant to a "bulk purchase" from another Originator has been approved by the Bank Collateral Agent, acting upon written instructions of the Agent;

            (c) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition "Originator" and by substituting in lieu thereof the following definition:

                  "ORIGINATOR" shall mean a bank, finance company, car rental company or factory authorized dealer or its affiliates which has entered into an Originator Agreement, including, but not limited to, Farragut Financial Corporation, a wholly-owned subsidiary of First Investors.

            (d) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition "Originator Agreement" and by substituting in lieu thereof the following definition:

                  "ORIGINATOR AGREEMENT" shall mean the agreement between First
            Investors and an Originator relating to the purchase of a Receivable resulting from a financed or refinanced loan.

            (e) Section 1.01 of the Credit Agreement is hereby further amended by adding the following new defined term thereto:

                  "FIRST AMENDMENT TO CREDIT AGREEMENT" means that certain First
            Amendment to Amended and Restated Credit Agreement, dated as of January 31, 1997, by and among the Borrower, the Banks and the Agent.

      2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the later of (i) January 31, 1997 and (ii) when the Agent shall have received counterparts of this Amendment duly executed by the Borrower. In connection with the foregoing, the Agent shall give prompt notice to the Borrower and the Banks of the effective date hereof.

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      3. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT; NO DEFAULT. The
Borrower hereby represents and warrants that, as of the effective date hereof and after giving effect to the amendments and waivers contemplated herein, (a) the representations and warranties contained in the Credit Agreement, as hereby amended, and in the other Loan Documents, are true in all material respects on and as of the date hereof to the extent such representations and warranties do not expressly relate to a specific point in time; and (b) no Default or Event of Default under the Credit Agreement or the other Loan Documents has occurred or is continuing.

      4. AMENDMENT INCLUDED IN REFERENCES. On and after the date hereof, each reference (a) in the Credit Agreement to "this Agreement", "hereunder", "herein" or words of like import or (b) in the other Loan Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement, as hereby amended.

      5. RATIFICATION OF CREDIT AGREEMENT. Except as expressly affected by the provisions set forth herein, the Credit Agreement, as hereby amended, shall remain in full force and effect and is, together with the other Loan Documents to which it is a party, hereby ratified and confirmed by the Borrower. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Agent or the Banks under the Credit Agreement, the other Loan Documents, or any other document or instrument executed in connection with the Credit Agreement or the other Loan Documents, nor constitute a waiver of any other provision of the Credit Agreement.

      6. FURTHER ASSURANCES. The Borrower agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as the Agent may request for the better assuring and confirming unto the Agent and the Banks all and singular the rights granted or intended to be granted hereby or hereunder.

      7. COSTS AND EXPENSES. Pursuant to Section 10.04 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Credit Agreement as hereby amended).

      8. COUNTERPARTS. This Amendment may be executed in one or more counterparts each of which shall constitute an original but when taken together shall constitute but one agreement.

      9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON THE BORROWER, THE AGENT, THE BANKS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

      10. FINAL AGREEMENT. THE WRITTEN CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE
OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. SUCH WRITINGS SUPERSEDE ALL PRIOR PROPOSALS, NEGOTIATIONS, AGREEMENTS AND

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UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF SUCH DOCUMENTS. EACH OF THE
PARTIES HERETO CERTIFIES THAT IT IS NOT RELYING ON ANY STATEMENT,
REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF ANY KIND EXCEPT FOR THOSE SET FORTH IN THIS AGREEMENT AND SUCH OTHER DOCUMENTS.

      11. SEPARABILITY. Each of the undersigned agrees that if any of the foregoing provisions shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions will not be affected or impaired.

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      IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed this Amendment as of this 31st day of January, 1997 to be effective as of the day and year stated in paragraph 2 above.

                                    F.I.R.C., INC., a Delaware corporation


                                    By: /S/ Tommy A. Moore, Jr.
                                    Tommy A. Moore, Jr.
                                    President


                                    NATIONSBANK OF TEXAS, N.A., as Agent and as a Bank


                                    By: /S/ Billy B. Greer
                                    Billy B. Greer
                                    Vice President


                                    THE SUMITOMO BANK LTD.,
                                    CHICAGO BRANCH



                                    By: /S/ John J. O'Neill
                                    John J. O'Neill
                                    Vice President and Office Manager, Houston
                                    Office



                                    By: /S/ Bruce Portillo
                                    Bruce Portillo
                                    Vice President, Houston Office


                                    WELLS FARGO BANK (TEXAS), NATIONAL
                                    ASSOCIATION


                                    By: /S/ David M. Anderson
                                    David M. Anderson
                                    Vice President


                      [Signature Page - First Amendment to
              Amended and Restated Credit Agreement - Page 1 of 1]